                                                                   EXHIBIT 99.01

              DEL GLOBAL TECHNOLOGIES APPOINTS JAMES R. HENDERSON
              CHAIRMAN OF THE BOARD, SUCCEEDING SUZANNE M. HOPGOOD

VALHALLA,  NY - May 17,  2005 -- Del  Global  Technologies  Corp.  (DGTC)  ("Del
Global" or "the  Company")  today  announced  that James R.  Henderson  has been appointed Chairman of the Board of Directors.  Mr. Henderson succeeds Suzanne M.
Hopgood, who voluntarily resigned as the Company's Chairman and as a Director on
May 12, 2005 in order to pursue other business interests.

Mr. Henderson, 47, has been a member of the Company's Board of Directors since
November  20,  2003.  Mr.  Henderson  has also  served  as  President  and Chief
Operating Officer of WebFinancial  Corporation  (NasdaqSC:  WEFN) since November
2003 and as Vice President of Operations of  WebFinancial  since September 2000.
He has also served as a director of the WebBank subsidiary of WebFinancial since
March  2002 and as  Chairman  since  November  2004  and a  director  and  Chief
Operating  Officer  of  the  WebFinancial  Holding  Corporation   subsidiary  of
WebFinancial  since January 2000.  Additionally,  Mr.  Henderson has served as a
Vice President of Steel Partners, Ltd. since March 2002, as President of Gateway
Industries,  Inc.  (OTC:GWAY.PK)  since  December  2001 and as a director  of SL
Industries, Inc. (AMEX: SLI) since January 2002.

Mr. Henderson  commented,  "Ms. Hopgood has previously  indicated that she would not stand for  reelection  as a director  and this change  allows for an orderly transition  of the  Chairman's  position.  The Board thanks Ms.  Hopgood for her leadership,  including her work to enhance  shareholder  value and help move the
Company  forward.  The  Board's  recent  accomplishments,  all of which had been previously announced,  have included: the conclusion of the investigation by the
United States Securities and Exchange  Commission;  the completion of the United
States  Department  of  Defense's   investigation  of  the  Company;   corporate
governance  reforms,  including the elimination of the Company's poison pill and the changes to the Company's bylaws allowing shareholders to call a meeting; the return  of the  Company  to  profitability;  and the  sale of the  High  Voltage division.  Additionally,  during Ms.  Hopgood's tenure as Chairman of the Board, the Board of  Directors  of the Company  aligned  compensation  and  performance incentives,  put a new  management  team  in  place,  stabilized  the  Company's financial structure and implemented strong corporate initiatives."

Del Global  Technologies  Corp. is primarily engaged in the design,  manufacture
and  marketing  of  cost-effective   medical  imaging  and  diagnostic   systems
consisting of stationary and portable  x-ray systems,  radiographic/fluoroscopic systems,  dental imaging systems and proprietary  high-voltage  power conversion subsystems for medical and other critical industrial  applications.  Through its
RFI  subsidiary,  Del  Global  manufactures  electronic  filters,  high  voltage capacitors, pulse modulators,  transformers and reactors, and a variety of other products  designed  for  industrial,  medical,  military  and  other  commercial applications.

Del Global Technologies
May 17, 2005

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Statements   about  future   results   made  in  this  release  may   constitute
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation   Reform  Act  of  1995.   These  statements  are  based  on  current
expectations  and the current  economic  environment.  Del Global  cautions that these  statements are not  guarantees of future  performance.  These  statements involve a number of risks  and  uncertainties  that are  difficult  to  predict, including,  but not  limited  to: the  ability of Del  Global to  implement  its business  plan;  retention of  management;  changing  industry  and  competitive conditions;  obtaining  anticipated operating  efficiencies;  securing necessary capital facilities;  favorable  determinations in various legal matters;  market and operating  risks from foreign  currency  exchange  exposures;  and favorable general economic  conditions.  Actual results could differ materially from those expressed or implied in the forward-looking  statements.  Important  assumptions and other important factors that could cause actual results to differ materially from those in the  forward-looking  statements  are  specified in the  Company's filings with the Securities and Exchange Commission.

CONTACT:

DEL GLOBAL TECHNOLOGIES CORP.                   INVESTOR RELATIONS:
Walter F. Schneider, President &            The Equity Group Inc.
 Chief Executive Officer                        Devin Sullivan (212) 836-9608
Mark Koch, Principal Accounting Officer         Adam Prior (212) 836-9606
(914) 686-3650